Aegis Value Fund, Inc.

Semi-Annual Report

February 28, 2005




Shareholders Letter                                        April 15, 2005


To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund s semi-annual report for the six months ending February 28, 2005. We take this opportunity to welcome new shareholders to the Fund and provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in well-researched, small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we are contrarian, bottom-up stock selectors. We generally buy stocks trading at low price-to-book and price-to-earnings ratios, a segment of the market where academic research shows historical returns to be significantly higher than the overall market.
We look for indications of strong corporate governance and ethical stewardship as evidenced by high insider ownership, proper use of corporate profits including bargain-priced share repurchases, and appropriate executive salary and options levels. We tend to purchase companies when they are misunderstood, out of favor, or neglected, and hold these companies until share prices reach our estimates of intrinsic value.

Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices. The Fund has posted a cumulative gain of 168.4 percent through April 15, 2005, compared to cumulative gains of
73.1 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 34.4 percent, and the S&P 500 posted cumulative gains of 14.3 percent.*

For the six months ending February 28, 2005, the Aegis Value Fund posted a gain of 7.9 percent, versus a gain of 15.4 percent for the Russell 2000 Value Index. The Russell 2000 Index returned 16.4 percent, while the S&P 500 Index returned 10.0 percent.

The Fund s performance was affected by a broad rise in valuation of small-cap value stocks. We believe this broad rise in valuation may have been driven at least in part by the decisions of many equity investors to increase their positions in small-cap value stocks following the excellent performance of the sector in recent years.*

We believe the rise in valuations this year was quite broad: many sectors of the stock market rose in valuation. The breadth of this rise left us with fewer than usual opportunities to invest in securities trading at low price-to-book multiples. Rather than respond to rising valuations by purchasing stocks at higher valuation measures, we have responded by conserving cash, anticipating better future investment opportunities. Because cash returns have been below benchmark index returns during the period, this decision was a factor in our performance versus the benchmark.

As you are probably aware, we closed the Fund to new investors as of November 30, 2004.

For more detailed commentary and analysis of the Fund s performance and our outlook on the investing climate, please read our semi-annual Advisors Report dated February 28, 2005.

Aegis Financial Corporation
Scott L. Barbee, CFA
Managing Director, Portfolio Manager



* - Aegis Value Fund s one-year, three-year, five-year, and since inception (5/15/1998) average annual returns for the period ending March 31, 2005 are 6.4%, 14.0%, 19.6%, and 15.8% respectively.
Returns include reinvestment of dividends and capital gains.
Russell 2000 Value Index one-year, three-year, five-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending March 31, 2005 are 9.8%, 11.5%, 15.4%, and 9.2%. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. All historical performance returns shown in this semi-annual report are pre-tax returns.










Important Note:

As a shareholder of the Fund, you incur ongoing costs, including
management fees and other Fund expenses.   This example is intended
to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, September 1, 2004 - February 28, 2005.

Actual expenses

The table below provides information about actual account values and actual expenses.

                               Actual
			       ======
                 Beginning      Ending            Expenses
                Account Value  Account Value      Paid During
Fund            (09/01/2004)   (02/28/2005) (1)   Period (2)
----            -------------  --------------     ------------
Aegis Value Fund  $1,000.00      $1,079.20          $7.32


                            Hypothetical
                  (5% annual return before expenses)
                  ==================================
                 Beginning      Ending            Expenses
                Account Value  Account Value      Paid During
Fund            (09/01/2004)   (02/28/2005)       Period (2)
----            -------------  --------------     ------------
Aegis Value Fund  $1,000.00      $1,017.80          $7.10


(1) The actual ending account value is based on the actual total return of the Fund for the period September 1, 2004 to February 28, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period September 1, 2004 to February 28, 2005 were 7.92%.

(2) Expenses are equal to the Fund s annualized expense ratio (1.42%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 09/01/2004 and 02/28/2005).


You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.


Key Statistics

Results of a $10,000 Investment

[Chart showing growth of an investment of $10,000 in the Aegis Value Fund at inception compared to the growth of the Russell 2000 Value Index]
                                               Russell 2000
                                 AVALX         Value Index
                                 -----         ------------
5/15/98                        $10,000           $10,000
8/31/98                          8,210             7,564
8/31/99                         10,990             8,629
8/31/00                         11,964             9,811
8/31/01                         16,521            11,581
8/31/02                         17,760            10,933
8/31/03                         21,954            13,521
8/31/04                         25,591            16,157
2/28/05                         27,619            18,641




Average Annual Total Returns (As of February 28, 2005)

                                               Russell 2000
                                 AVALX         Value Index
                                 -----         ------------
Trailing 5 Year                  20.4%             16.0%
Trailing 3 Year                  15.4%             15.0%
Trailing 1 Year                   8.6%             13.6%
Since inception (May 15, 1998)   16.1%              9.6%




Industry Breakdown
------------------

Common Stocks                           % of the Fund assets

Finance and Real Estate                           11.9%
Agriculture                                        7.6%
Retail and Entertainment                           6.1%
Transportation                                     5.4%
Energy & Natural Resources                         4.6%
Industrial Cyclicals                               3.7%
Textiles and Apparel                               2.1%
Technology                                         1.6%
Basic Materials                                    1.6%
Consumer Non-Durables                              1.1%
Consumer Durables                                  0.7%
Wholesale and Distribution                         0.6%
Capital Goods                                      0.6%
Commercial Services                                0.0%

Preferred Stocks                                   0.3%
Warrants                                           0.1%
Cash and Short-Term Investment                    52.0%
                                                  -----
   Total Assets                                  100.0%





Aegis Value Fund, Inc.
Schedule of Portfolio Investments
February 28, 2005


Common Stock - 47.6%                      Shares         Market Value
--------------------                      ------         ------------

Industrial Cyclicals - 3.7%

Allied Defense Group, Inc.*              210,200           $4,834,600
American Pacific Corp.* (1)              670,534            5,961,047
Ampco-Pittsburgh Corporation              65,000              861,250
International Aluminum Corp.              32,300            1,078,497
Pope & Talbot, Inc.                      109,100            1,767,420
Quipp, Inc.* (1)                          78,300            1,017,509
Ryerson Tull Class A                     951,700           13,656,895
                                                           ----------
                                                           29,177,218

Wholesale and Distribution - 0.6%

Nash Finch Company                       113,724            4,504,608
                                                            ---------
                                                            4,504,608

Finance and Real Estate - 11.9%

Acceptance Insurance Companies, Inc.*    229,400                1,376
Allmerica Financial Corp.*               224,000            8,019,200
Amnet Mortgage Inc.* (1)                 490,821            4,299,592
Boykin Lodging Company *                 100,000              959,000
California First National Bank Corp. (1) 563,504            7,184,676
First Union Real Estate Equity SBI*      593,456            2,539,992
Maxcor Financial Group                    20,900              187,891
Medallion Financial Corp.                 42,000              383,880
Meristar Hospitality Inc.*               653,800            4,798,892
MI Developments Inc.                     123,000            3,966,750
The MIIX Group Inc.* (1)                 720,000               21,600
PMA Capital Corp. Class A* (1)         1,609,351           14,564,627
Prime Group Realty Trust * (1)         2,158,700           15,240,422
PXRE Group Ltd.                          720,000           18,720,000
SCPIE Holdings, Inc.* (1)                975,000           10,695,750
SWS Group Inc.                           117,300            2,118,438
                                                           ----------
                                                           93,702,086

Textiles and Apparel - 2.1%

Delta Apparel, Inc.                      171,000            5,078,700
Delta Woodside Industries* (1)           428,700              347,247
Haggar Corporation                       195,863            4,017,150
Nitches, Inc.*                            37,620              162,180
Quaker Fabric Corporation * (1)        1,273,702            5,387,759
Tandy Brands Accessories                 150,000            2,029,500
                                                           ----------
                                                           17,022,536

Transportation - 5.4%

Air France ADR                           436,700            8,249,263
International Shipholding Corp.*          95,700            1,609,674
Mair Holdings, Inc.*                     995,000            8,955,000
Maritrans, Inc.                           73,800            1,456,074
National RV Holdings*                    276,300            2,914,965
Sea Containers Ltd. - Class A            920,000           19,182,000
                                                           ----------
                                                           42,366,976

Energy & Natural Resources - 4.6%

Alliant Energy Corp.                     160,000            4,280,000
Avista Corporation                        45,800              835,392
Global Industries, Inc.*                 220,535            2,165,654
Horizon Offshore Inc.*                   969,574              892,008
Idacorp Inc.                              80,800            2,335,928
PNM Resources, Inc.                      255,000            6,691,200
Reliant Resources Inc. *                 690,300            8,276,697
USEC Inc.                                740,500           10,959,400
                                                           ----------
                                                           36,436,279

Commercial Services - 0.0%

LQ Corporation*                           52,115               89,638
                                                              -------
                                                               89,638

Agriculture - 7.6%

The Andersons, Inc.                      324,351           10,249,492
Dimon Inc. (1)                         2,720,000           17,625,600
Imperial Sugar (1)                     1,025,000           14,780,500
Standard Commercial Corporation (1)      936,800           17,705,520
                                                           ----------
                                                           60,361,112

Consumer Durables - 0.7%

Bassett Furniture Industries, Inc.       306,654            5,841,759
                                                           ----------
                                                            5,841,759

Technology - 1.6%

Audiovox Corporation - Class A*          490,892            7,319,200
IDT Corporation*                          10,000              146,800
IDT Corporation - Class B*                86,000            1,317,520
Integrated Telecom Express Inc.*  (2)    308,300               30,830
Pemstar Inc*.                          2,000,000            2,800,000
Technology Solutions Company*            828,594              878,310
                                                           ----------
                                                           12,492,659

Retail and Entertainment - 6.1%

Books-A-Million Inc. (1)                 858,822            7,652,104
Bowl America Inc. - Class A                9,481              135,104
Duckwall-ALCO Stores, Inc.*              140,100            2,556,825
Lubys, Inc.* (1)                       2,039,500           13,848,205
Marsh Supermarkets, Inc. - Class B       207,409            2,955,578
Nathans Famous, Inc.*                    132,400            1,023,452
ShopKo Stores, Inc.*                     176,500            3,090,515
Toys R Us, Inc.*                         703,100           16,079,897
Ultimate Electronics, Inc.*              347,492              389,191
Village Super Market Inc.                  9,330              391,860
                                                           ----------
                                                           48,122,732

Basic Materials - 1.6%

NewMarket Corp.*                         185,360            3,523,694
Royal Group Technologies*              1,108,100            9,441,012
                                                            ---------
                                                           12,964,706

Capital Goods - 0.6%

Dominion Homes Inc.*                     263,349            5,061,568
                                                            ---------
                                                            5,061,568

Consumer Non-Durables - 1.1%

CPAC, Inc. (1)                           306,998            1,516,570
Head N.V.*                             1,881,000            6,940,890
National Presto Industries, Inc.          15,000              627,900
                                                            ---------
                                                            9,085,360
                                                           ----------

   Total Common Stocks - (Cost $279,433,890)              377,229,235
                                                          -----------

Preferred Stocks - 0.3%
-----------------------

Glenborough Realty 7.75% Conv. Pfd.        5,260              135,708
La Quinta Properties 9% Series A Pfd.     76,800            1,991,424
                                                            ---------
   Total Preferred Stocks - (Cost $1,759,375)               2,127,132
                                                            ---------

Warrants - 0.1%
---------------

Air France ADW*                          397,000              389,060
                                                              -------
   Total Warrants - (Cost $627,260)                           389,060
                                                              -------

Investment Companies - 1.4%              Shares          Market Value
---------------------------              ------          ------------

Federated Prime Obligations Fund      11,456,054           11,456,054
                                                           ----------
   Total Investment Companies - (Cost $11,456,054)         11,456,054
                                                           ----------

Short-Term Investments - 50.5%        Face Value         Market Value
------------------------------        ----------         ------------

U. S. Treasury Bill due 3/3/05       $65,000,000           64,988,872
U. S. Treasury Bill due 3/10/05       30,000,000           29,982,531
U. S. Treasury Bill due 3/17/05       55,000,000           54,946,106
U. S. Treasury Bill due 3/24/05       80,000,000           79,884,488
U. S. Treasury Bill due 3/31/05       65,000,000           64,874,531
U. S. Treasury Bill due 4/14/05       30,000,000           29,913,390
U. S. Treasury Bill due 4/21/05       75,000,000           74,735,475
                                                          -----------
  Total Short-Term Investments - (Cost $399,325,392)      399,325,392
                                                          -----------

Total Investments - 99.9% (Cost $692,601,971)             790,526,873
                                                          -----------

Other Assets and Liabilities - 0.1%                           359,043
                                                             --------

Net Assets - 100.0%                                      $790,885,916
                                                         ============

* Non-income producing securities

(1) Affiliated Company - see Note 6

(2) Company is in liquidation and security is being fair valued by the Board of Directors.



See accompanying notes to the financial statements







Aegis Value Fund, Inc.
Statement of Assets and Liabilities
February 28, 2005


Assets

Investments in unaffiliated companies
   at market value (cost $572,832,711)                   $652,678,145
Investments in affiliated companies
   at market value (cost $119,761,144)                    137,848,728
Cash                                                        4,723,998
Receivable for fund shares sold                               556,492
Interest and dividends receivable                             348,748
Other assets                                                   55,305
                                                          -----------
   Total assets                                           796,211,417
                                                          -----------


Liabilities

Payable for investment securities purchased                   853,611
Payable for fund shares redeemed                            3,566,475
Accrued expenses                                              905,415
                                                           ----------
   Total liabilities                                        5,325,500
                                                           ----------


Net assets (43,775,590 shares of $0.001 par
  value capital stock outstanding; 100,000,000 shares
  authorized)                                            $790,885,916
                                                         ============



Net assets consist of:
   Capital stock at par value                                 $43,775
   Paid-in capital                                        627,644,380
   Accumulated net realized gain                           65,264,743
   Net unrealized appreciation                             97,933,018
                                                         ------------
Net assets                                               $790,885,916
                                                         ============


Net asset value per share                                      $18.07
                                                              =======


See accompanying notes to the financial statements







Aegis Value Fund, Inc.
Statement of Operations
For Six Months Ending February 28, 2005


Investment Income

  Dividends from unaffiliated companies                    $1,250,837
  Dividends from affiliated companies                       1,771,837
  Interest                                                  3,706,639
                                                           ----------
     Total income                                           6,729,313
                                                           ----------


Expenses

  Investment advisory fees                                  4,643,676
  Transfer agency and administration fees                     632,993
  Registration fees                                            40,995
  Custody fees                                                 31,956
  Printing and postage costs                                   42,195
  Legal and accounting fees                                    33,918
  Insurance                                                    21,469
  Directors fees                                               22,954
                                                           ----------
     Gross expenses                                         5,470,156

  Less:  fees paid indirectly                                 (14,018)
                                                           ----------
     Net expenses                                           5,456,138
                                                           ----------

Net investment income                                       1,273,175
                                                           ----------


Realized and unrealized gain on investments

Net realized gain on investments - unaffiliated companies  23,414,301
Net realized gain on investments - affiliated companies             0
Change in unrealized appreciation of
   investments for the period                              33,801,816
                                                           ----------

Net realized and unrealized gain on investments            57,216,118
                                                           ----------

Net increase in net assets resulting from operations      $58,489,293
                                                          ===========



See accompanying notes to the financial statements






Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period September 1, 2004 to
February 28, 2005


Increase in net assets from operations

  Net investment income (loss)                             $1,273,175
  Net realized gain on investments                         23,414,301
  Change in unrealized appreciation                        33,801,816
                                                           ----------
     Net increase (decrease) in net assets
        resulting from operations                          58,489,293
                                                           ----------

Distributions

  Investment income - net                                           0
  Realized capital gains                                  (37,827,230)
                                                           ----------
     Total distributions                                  (37,827,230)
                                                           ----------


Capital share transactions*

  Subscriptions                                           156,135,464
  Distributions reinvested                                 34,358,403
  Redemptions                                            (122,507,044)
                                                         ------------
     Total capital share transactions                      67,986,823
                                                         ------------

     Total increase in net assets                          88,648,886


Net assets at beginning of period                         702,237,030
                                                         ------------

Net assets at end of period                              $790,885,916
                                                         ============



*Share information

  Subscriptions                                 8,652,303
  Distributions reinvested                      1,916,317
  Redemptions                                  (6,793,438)
                                               ----------
       Net increase                             3,775,182
                                               ==========



See accompanying notes to the financial statements







Aegis Value Fund, Inc.
Financial Highlights
For Six Months Ending February 28, 2005
And Fiscal Year Ending August 31, 2004


                                       Six months ended     Year ended
                                       February 28, 2005    August 31, 2004
                                       -----------------    ---------------

Per share data:

Net asset value - beginning of period          $17.56           $15.44


Income from investment operations-

Net investment income (loss)                     0.03            (0.06)
Net realized and unrealized
   gain (loss) on investments                    1.35             2.59
                                               ------           ------
   Total from investment operations              1.38             2.53
                                               ------           ------


Less distributions declared to shareholders

   Net investment income                         0.00            (0.01)
   Net realized capital gains                   (0.87)           (0.40)
                                               ------           ------
     Total distributions                        (0.87)           (0.41)
                                               ------           ------


Net asset value - end of period                $18.07           $17.56
                                               ======           ======



Total investment return                          7.92%           16.55%



Ratios (to average net assets)/supplemental data:

Expenses after reimbursement and
  fees paid indirectly                           1.42% (1)        1.50% (1)
Expenses before reimbursement and
  fees paid indirectly                           1.42%            1.51%
Net investment income (loss)                     0.33%           (0.34)%
Portfolio turnover                                14%              27%


Net assets at end of period (000 s)           $790,885         $702,237



(1) Ratio after expense reimbursement, before fees paid indirectly, is 1.42% in 2005 and 1.50% in 2004.



See accompanying notes to the financial statements






Aegis Value Fund, Inc.
Notes to Financial Statements
February 28, 2005

1.  The Organization
Aegis Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2.  Summary of Significant Accounting Policies
   Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market's official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors.

   Federal income taxes. The Fund s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Expenses paid indirectly. Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the Fund's custody charges. Custody expense in the statement of operations is presented before the reduction for credits, which were $14,018 for the six months ended
February 28, 2005.

   Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

   Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Other. The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund s understanding of the applicable country s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifi-cations. The Fund s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Advisory Fees and Other Transactions with Affiliates
The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation, formerly
Berno, Gambal & Barbee, Inc. (the Advisor) that provides for fees to be computed at an annual rate of 1.20% of the Fund s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund s average daily net assets. The Agreement shall remain in force through March 31, 2006 and may be renewed for additional two-year periods thereafter. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the six months ended February 28, 2005, the Advisor did not reimburse any Fund expenses under the Agreement.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. The fees reimbursed by the Advisor subject to recapture in varying amounts under this Agreement at February 28, 2005 are $59,322.

The Fund has an agreement with BGB Fund Services, Inc. to provide fund accounting, administration, transfer agency and shareholder services to the Fund at an annual rate of 0.25% of the Fund s average daily net assets.

BGB Securities, Inc., a registered broker/dealer, executes portfolio transactions on behalf of the Fund. Brokerage commissions paid to BGB Securities amounted to $107,541 for the six months ended
February 28, 2005.

Certain officers and directors of the Fund are also officers and directors of the Advisor, BGB Fund Services, Inc. and BGB Securities, Inc. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares for attended board and committee meetings.

4.  Investment Transactions
Purchases and sales of investment securities were $55,848,070 and $54,328,244, respectively, for the six months ended
February 28, 2005. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

5.  Distributions to Shareholders and Tax Components of Net Assets
The tax character of distributions paid during the six months ending February 28, 2005 and the year ending August 31, 2004 were as follows:

			        Six  Months Ended 	 Year Ended
			        February 28, 2005      August 31, 2004
Distribution paid from:
	Ordinary income		   $3,913,163	          $2,164,116
	Long-term capital gain	   33,914,067	           8,926,977
                                   ----------             ----------
		                  $37,827,230		 $11,091,093
                                  ===========            ===========

As of February 28, 2005, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $2,761,293
Undistributed long-term gain                   13,870,121
Unrealized appreciation                       111,278,347
Unrealized depreciation                       (13,345,329)
Shares of capital stock                       676,321,484
                                              -----------
   Total                                     $790,885,916
                                             ============

Temporary book/tax differences are a result of differing treatments of short-term capital gains.

6.  Investments in Affiliated Companies
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at February 28, 2005 are noted in the Fund s schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

                          Value                                  Value
                          Beginning                   Dividend   End
                          of Period  Purchases  Sales   Income   of Period
                          ---------  ---------  ----- --------   ---------
American Pacific Corp.   $4,995,478      -        -        -    $5,961,047
AmNet Mortgage Inc.       2,836,743   $972,275    -        -     4,299,592
Books-A-Million, Inc.     5,951,636      -        -    $25,765   7,652,104
Calif. Fst Natl Bk Corp.  6,947,140    406,633    -  1,133,153   7,184,676
CPAC, Inc.                1,617,572      -        -     42,980   1,516,570
Delta Woodside Industries   385,830      -        -        -       347,247
Dimon, Inc.              13,668,088  1,950,808    -    377,648  17,625,600
Imperial Sugar            7,857,670  7,281,204    -     28,352  14,780,500
Lubys, Inc.              13,209,950     42,588    -        -    13,848,205
MIIX  Group Inc.            126,000      -        -        -        21,600
PMA Capital              11,343,105      3,337    -        -    14,564,627
Prime Group Realty Trust 12,390,938      -        -        -    15,240,422
Quaker Fabric Corp.       5,704,324  2,124,741    -        -     5,387,759
Quipp, Inc.               1,054,701      -        -        -     1,017,509
SCPIE Holdings            8,716,500      -        -        -    10,695,750
Std Commercial Corp.     14,333,040      -        -    163,940  17,705,520
                        -----------  ---------  ----- --------  ----------
   Total               $111,138,715 $12,781,586   -  $1,771,837 $137,848,728







Aegis Value Fund, Inc.
Fund Directors and Secretary
February 28, 2005

Fund Directors
                                              Business Experience
                                              and Directorships
Name, Age and Address            Position     During the Past 5 Years
---------------------            --------     -----------------------
William S. Berno* (51)           President,   President and Managing
1100 North Glebe Road            Director     Director of Aegis Financial
Suite 1040                                    Corporation since 1994;
Arlington, Virginia  22201                    President and Director of
                                              the Fund since 1997

Scott L. Barbee* (33)            Treasurer,   Treasurer and Managing
1100 North Glebe Road            Director     Director of Aegis Financial
Suite 1040                                    Corporation since 1997;
Arlington, Virginia  22201                    Treasurer and Director of
                                              the Fund since 1997

Edward P. Faberman (57)          Director     Attorney with the firm of
Wiley Rein & Fielding LLP                     Wiley Rein & Fielding LLP
1776 K Street  N.W.                           since 2005;  Attorney with
Washington, DC 20006		              Ungaretti & Harris 1996-
                                              2005; Director of the Fund
                                              since 1997

Eskander Matta (34)              Director     Sr. VP of Enterprise Internet
Wells Fargo & Co.                             Services, Wells Fargo & Co.
550 California Street                         since 2002; Director of
2nd Floor                                     Strategic Consulting with
San Francisco, CA  94111                      Cordiant Communications,
                                              2001-2002; Director of
                                              Strategic Consulting,
                                              Organic, Inc. 1999-2001;
                                              Director of the Fund
                                              since 1997

Albert P. Lindemann III (41)     Director     Director, Faison
Faison Enterprises                            Enterprises, since 2000;
121 West Trade Street                         Real estate development,
Suite 2550                                    Trammell Crow Co., 1995-
Charlotte, North Carolina  28202              2000;  Director of the Fund
                                              since 2000

Fund Secretary

Paul Gambal* (45)                Secretary    Chairman, Secretary and
1100 North Glebe Road                         Managing Director of
Suite 1040                                    Aegis Financial Corporation
Arlington, VA  22201                          since 1994; Secretary
                                              of the Fund since 1997

* Indicates persons who are affiliated with Aegis Financial Corporation, the Fund s investment advisor, and are therefore considered to be interested persons under the Investment Company Act of 1940, Section (2)(a).

The Fund s Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund s toll-free phone number, (800)528-3780.




Aegis Value Fund, Inc.
Additional Information

Form N-Q
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund s Forms N-Q are available on the Commission s website at http://www.sec.gov. The Fund s Form N-Q may be reviewed and copied at the Commission s Public Reference Room in Washington, DC. Information on the operation of the Commission s Public Reference Room may be obtained by calling 1-800-SEC-0330.


Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available upon request, without charge, by calling 888-345-1898. The Fund s proxy voting policies and procedures and voting record are also available on the Commission s website at http://www.sec.gov.


Code of Ethics
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund s toll-free phone number, (800)528-3780.




Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Auditors
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732

Counsel
Seward & Kissel LLP
1200 G Street, N.W.
Washington, DC  20005